Exhibit 10.1

AMENDMENT TO WARRANTS TO PURCHASE COMMON STOCK

This Amendment to the Warrants to Purchase Common Stock (this “Amendment”), dated as of January 27, 2020, by and between Outlook Therapeutics, Inc. (formerly known as Oncobiologics, Inc., the “Company”) and BioLexis Pte. Ltd. (formerly known as GMS Tenshi Holdings Pte. Limited, and together with or any of its permitted assigns, the “Holder”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Warrant (as defined below), whether defined therein or incorporated by reference.

RECITALS

A.         Reference is hereby made to the Warrants to Purchase Common Stock, dated as of October 31, 2017, May 14, 2018, June 8, 2018 (each a “Warrant”, and collectively, the “Warrants”), between the Company and the Holder.

B.          Pursuant to Section 9 of each of the Warrants, the provisions of the Warrants may be amended only with the written consent of the Holder.

C.         Pursuant to Section 9 of each of the Warrants, the Holder hereby consents and the Company and the Holder, subject to the terms and conditions of this Amendment, hereby agree to amend each of the Warrants as set forth below.

The provisions of this Amendment set forth the agreement of the Company with the Holder regarding such amendment.

1.             Amendments to the Warrants

(a)        Each of the Company and the Holder, by its execution and delivery of this Amendment, hereby agrees to amend each of the Warrants as follows:

i.	Section 1(a) of each of the Warrants is hereby amended by adding in the following sentence at the end of clause (a): “Holder shall exercise this Warrant in full in accordance with the terms of this Section 1(a) within five business days of January 27, 2020.”.

ii.	Section 1(b) of each of the Warrants is hereby amended and restated as follows:

“Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.2320 per share of Common Stock (after giving effect to the combination of eight shares of Common Stock into one share of Common Stock as effected by the Certificate of Amendment of the Amended and Restated Certificate of the Incorporation of the Company, dated as of March 15, 2019), subject to adjustment as provided herein.”

iii.	Section 1(d) of each of the Warrants is hereby deleted in its entirety.

(b)         Holder hereby undertakes to promptly exercise each of the Warrants for cash pursuant to Section 1 of each of the Warrants, and in any event, no later than the date set forth in Section 1(a) each of the Warrants as amended by this Amendment.

2.            Effectiveness.

This Amendment shall not become effective until, and shall become effective upon, the occurrence of the execution and delivery of the form of acceptance on one or more counterparts hereof by the Company and the Holder.

3.            Definitions of “Affiliate” and “Law”.

The term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. The term “Law” means any U.S. or non-U.S. federal, state, local, national, supranational, foreign or administrative law (including common law), statute, ordinance, regulation, requirement, regulatory interpretation, rule, code or order.

4.            Miscellaneous.

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York. This Amendment may be executed and accepted in any number of separate counterparts and by each party hereto on a separate counterpart, each of which shall be an original, but all of which together shall constitute one and the same instrument. No amendment of any provision of this Amendment or the Warrants will be effective unless made in writing and signed by an officer of a duly authorized representative of each party hereto.

5.            Governing Law; Jurisdiction; Waiver of Jury Trial.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. The parties hereto hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America, in each case located in the County of New York, for any action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Amendment or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates). Consistent with the preceding sentence, each of the parties hereto hereby (a) submits to the exclusive jurisdiction of such courts for the purpose of any action arising out of or relating to this Amendment brought by either party hereto, (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Amendment or the transactions contemplated by this Amendment may not be enforced in or by any of the above named courts, and (c) agrees not to move to transfer any such action to a court other than any of the above-named courts. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.

6.             Severability.

If any term or provision of this Amendment or the Warrants is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

7.             Specific Enforcement.

The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Amendment or the Warrants were not performed in accordance with their specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by the other party of any obligation contained in this Amendment or the Warrants, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to (a) an order of specific performance to enforce the observance and performance of such obligation, and (b) an injunction restraining such breach or threatened breach. Each party further agrees that neither the other party nor any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

Very truly yours,

OUTLOOK THERAPEUTICS, INC.

By:	/s/ Lawrence A. Kenyon
Name:	Lawrence A. Kenyon
Title:	President and CEO

ACCEPTED AND AGREED:

BIOLEXIS PTE. LTD., as Holder

By:	/s/ Faisal G. Sukhtian
Name:	Faisal G. Sukhtian
Title:	Director